UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Madison Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

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MADISON TECHNOLOGIES, INC.

450 Park Avenue, 30th Floor

New York, New York

NOTICE OF CORPORATE ACTION TAKEN BY WRITTEN CONSENT

OF A MAJORITY OF THE STOCKHOLDERS IN LIEU OF A SPECIAL MEETING

NOTICE IS HEREBY GIVEN to inform the holders of record of shares of the capital stock of Madison Technologies, Inc., a Nevada corporation (the “Company,” “we,” “us,” or “our”), that holders representing 88.41% of our voting capital stock (the “Majority Stockholders”), have executed a written consent in lieu of a special meeting of stockholders on March 17, 2022, to approve the following actions (the “Actions”) without a meeting of stockholders in accordance with Section 78.320 of the Nevada Revised Statutes of the State of Nevada (the “NRS”):

1.	An amendment to our articles of incorporation to effect a Reverse Split of our Common Stock by a ratio of not less than 1-for-10 and not more than 1-for-50 at any time prior to the one year anniversary of the date of approval by our stockholders with respect to the Reverse Split, with the Board of Directors having the discretion as to whether or not the Reverse Split is to be effected, and with the exact ratio of any Reverse Split to be set at a whole number within the above range as determined by the Board in its discretion.

2.	To amend our Articles of Incorporation to change the name of the Company from “Madison Technologies, Inc.” to “Blockchain Media Group, Inc.”

The enclosed Information Statement is being furnished to holders of shares of our Common Stock, par value $0.001 per share (the “Common Stock”), as of the close of business on March 17, 2022 (the “Record Date”).

The enclosed Information Statement is being furnished to you to inform you that the Actions have been approved by the stockholders holding a majority of voting power with respect to the Actions and the approval of the Action will become effective 20 days after the mailing of this information statement when we file an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada for each Action. For the avoidance of doubt, no amendment will not be filed with the Secretary of State of the State of Nevada on a date that is earlier than 20 days after this Information Statement is first mailed to our stockholders. Additionally, the each Action is subject to FINRA approval, of which there are no assurances when and if FINRA will provide such approval.

This Information Statement also constitutes notice under the Nevada Revised Statutes that the Action was approved by the written consent of the Majority Stockholders. The Board is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders. You are urged to read the Information Statement in its entirety for a description of the Action taken by the Majority Stockholders.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTERS WHICH WILL BE DESCRIBED HEREIN

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF MORE THAN A MAJORITY OF OUR OUTSTANDING SHARES ENTITLED TO VOTE HAVE VOTED TO AUTHORIZE THE CORPORATE ACTION. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

By	Order of the Board of Directors,

/s/ Philip A. Falcone
Philip A. Falcone
Chief Executive Officer [ ], 2022

MADISON TECHNOLOGIES, INC.

450 Park Avenue, 30th Floor

New York, New York

INFORMATION STATEMENT

Date first mailed to stockholders: [ ], 2022

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ABOUT THIS INFORMATION STATEMENT

This information statement (the “Information Statement”) has been filed with the Securities and Exchange Commission (“SEC”) and is being mailed or otherwise furnished to the registered stockholders of Madison Technologies, Inc., a Nevada corporation (the “Company,” “we,” or “us”), solely for the purpose of informing you, as one of our stockholders on the Record Date (as defined below), in the manner required under Regulation 14(c) promulgated under the Exchange Act, that the holders of a majority of the voting power of our issued and outstanding capital stock (the “Majority Stockholders”) have executed a written consent approving certain corporate actions described herein. All of these corporate actions described herein have also been approved by the Company’s board of directors (the “Board”).

The Majority Stockholders holding approximately 88.41% of our voting capital stock on March 15, 2022, executed a written consent approving the Actions on March 17, 2022.

March 15, 2022 is the record date (“Record Date”) for the determination of stockholders who are entitled to receive this Information Statement.

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify the Company’s stockholders as of the close of business on the Record Date of corporate actions taken by Majority Stockholders on the Actions. Stockholders holding a majority of our voting capital stock have voted in favor of the Actions set forth herein.

WHO IS ENTITLED TO NOTICE?

With regard to the Actions contained herein, each holder of outstanding shares of the Company’s Common Stock on the close of business on the Record Date is entitled to notice of the matters voted on by the stockholders. The FFO I Trust, the holder of 436,555,556 shares of Common Stock, 100 shares of Series B Preferred Stock and 461,000 shares of Series E-1 Convertible Preferred Stock, the FFO 2 Trust, the holder of 436,555,556 shares of Common Stock and 461,000 shares of Series E-1 Convertible Preferred Stock and KORR Value, LP, the holder of 218,277,777 shares of Common Stock and 230,500 shares of series E-1 preferred stock, held the authority to votes cast, which constitute in excess of fifty percent (50%) of the Company’s outstanding voting power and have voted in favor of the proposals herein. Under Nevada law, shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of our voting capital stock entitled to vote, in lieu of a meeting of the stockholders.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

As of the Record Date, our authorized capitalization consisted of 6,000,000,000 shares of Common Stock, of which 1,599,095,027 shares of Common Stock were issued and outstanding, 50,000,000 shares of preferred stock, par value $0.001 per share, of which 1,347,495 are issued and outstanding. Of the Preferred Stock that is outstanding, 100,000 shares have been designated as Series A Preferred Stock, of which 0 shares of Series A Preferred Stock were issued and outstanding, 100 shares has been designated as Series B Preferred Stock, of which 100 shares of Series B Preferred Stock were issued and outstanding, 10,000 shares have been designated as Series C Convertible Preferred Stock, of which 0 shares of Series C Convertible Preferred Stock were issued and outstanding, 230,000 shares has been designated as Series D Preferred Stock, of which 155,000 shares of Series D Preferred Stock were issued and outstanding,1,000 shares have been designated as Series E Convertible Preferred Stock, of which 0 shares of Series E Convertible Preferred Stock were issued and outstanding, 1,152,000 has been designated as Series E-1 Preferred Stock, of which 1,152,000 are issued and outstanding, 1,000 shares has been designated as Series F Preferred Stock, of which 0 shares of Series F Preferred Stock, 1,000 shares has been designated as Series G Preferred Stock of which 0 shares of Series G Preferred Stock were issued and outstanding and 39,895 shares has been designated as Series H Preferred Stock of which 39,895 shares of Series H Preferred Stock were issued and outstanding.

Holders of our Common Stock are entitled to one vote for each share on all matters to be voted on by our stockholders. Holders of our Common Stock have no cumulative voting rights. They are entitled to share ratably in any dividends that may be declared from time to time by the Board in its discretion from funds legally available for dividends. Holders of our Common Stock have no preemptive rights to purchase our Common Stock.

Series B Convertible Preferred Stock has the right to vote together with the holders of the Common Stock, as a single class, upon all matters submitted to holders of Common Stock for a vote. The shares of Series B Preferred Stock will carry a number of votes equal to 51% (representing majority voting power) of all voting shares of every class, including 51% of all of the issued and outstanding shares of Common Stock on the date of any shareholder vote, such that the holders of Series B Preferred Stock shall always possess the majority of voting rights, and shall always out vote all holders of Common Stock. Holders of our Series D Preferred Stock and Series H Preferred Stock do not have voting rights. Holders of our Series E-1 Preferred Stock vote on an as converted basis, with each share converting into 1,000 shares of Common Stock.

WHAT CORPORATE MATTERS WERE APPROVED?

Stockholders holding a majority of our voting capital stock have voted in favor of the proposals:

●	An amendment to our articles of incorporation to effect a Reverse Split of our Common Stock by a ratio of not less than 1-for-10 and not more than 1-for-50 at any time prior to the one year anniversary of the date of approval by our stockholders with respect to the Reverse Split, with the Board of Directors having the discretion as to whether or not the Reverse Split is to be effected, and with the exact ratio of any Reverse Split to be set at a whole number within the above range as determined by the Board in its discretion.

●	The amendment the Company’s Articles of Incorporation to change the name of the Company from “Madison Technologies, Inc.” to “Blockchain Media Group, Inc.”

The foregoing proposals have been approved and are discussed in further detail below.

WHAT VOTE IS REQUIRED BY STOCKHOLDERS TO APPROVE THE PROPOSALS

No further vote is required for approval of the proposals.

APPROVAL OF THE CORPORATE ACTION

Section 78.320 of the NRS and the Company’s bylaws provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action. The written consent of a majority of the voting power of our outstanding shares of Common Stock is sufficient to approve these matters. We received the written consent of 1,091,388,889 shares of Common Stock, 100 shares of Series B Preferred Stock and 1,152,500 shares of Series E-1 Preferred Stock pursuant to the Written Consent, which constitutes approximately 88.41% of our outstanding voting capital entitled to vote on these matters as of the Record Date.

COSTS OF THE INFORMATION STATEMENT

We are mailing this Information Statement and will bear the costs associated therewith. We are not making any solicitations. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock and Preferred Stock held of record by them, and will reimburse such persons for their reasonable charges and expenses in connection therewith.

OUTSTANDING VOTING SECURITIES

As of the Record Date, our authorized capitalization consisted of 6,000,000,000 shares of Common Stock, of which 1,599,095,027 shares of Common Stock were issued and outstanding, 50,000,000 shares of preferred stock, par value $0.001 per share, of which 1,347,495 shares are issued and outstanding. Of the Preferred Stock that is outstanding, 100,000 shares have been designated as Series A Preferred Stock, of which 0 shares of Series A Preferred Stock were issued and outstanding, 100 shares has been designated as Series B Preferred Stock, of which 100 shares of Series B Preferred Stock were issued and outstanding, 10,000 shares have been designated as Series C Convertible Preferred Stock, of which 0 shares of Series C Convertible Preferred Stock were issued and outstanding, 230,000 shares has been designated as Series D Preferred Stock, of which 155,000 shares of Series D Preferred Stock were issued and outstanding,1,000 shares have been designated as Series E Convertible Preferred Stock, of which 0 shares of Series E Convertible Preferred Stock were issued and outstanding, 1,152,000 has been designated as Series E-1 Preferred Stock, of which 1,152,000 are issued and outstanding, 1,000 shares has been designated as Series F Preferred Stock, of which 0 shares of Series F Preferred Stock, 1,000 shares has been designated as Series G Preferred Stock of which 0 shares of Series G Preferred Stock were issued and outstanding and 39,895 shares has been designated as Series H Preferred Stock of which 39,895 shares of Series H Preferred Stock were issued and outstanding.

Holders of our Common Stock are entitled to one vote for each share on all matters to be voted on by our stockholders. Holders of our Common Stock have no cumulative voting rights. They are entitled to share ratably in any dividends that may be declared from time to time by the Board of Directors in its discretion from funds legally available for dividends. Holders of our Common Stock have no preemptive rights to purchase our Common Stock.

Series B Convertible Preferred Stock has the right to vote together with the holders of the Common Stock, as a single class, upon all matters submitted to holders of Common Stock for a vote. The shares of Series B Preferred Stock will carry a number of votes equal to 51% (representing majority voting power) of all voting shares of every class, including 51% of all of the issued and outstanding shares of Common Stock on the date of any shareholder vote, such that the holders of Series B Preferred Stock shall always possess the majority of voting rights, and shall always out vote all holders of Common Stock. Holders of our Series D Preferred Stock and Series H Preferred Stock do not have voting rights. Holders of our Series E-1 Preferred Stock vote on an as converted basis, with each share converting into 1,000 shares of Common Stock.

Proposal No. 1	Class or Series	Number of Votes For
Approval of an amendment to our articles of incorporation to effect a Reverse Split of our Common Stock by a ratio of not less than 1-for-10 and not more than 1-for-50 at any time prior to the one year anniversary of filing the definitive information statement with respect to the Reverse Split, with the Board of Directors having the discretion as to whether or not the Reverse Split is to be effected, and with the exact ratio of any Reverse Split to be set at a whole number within the above range as determined by the Board in its discretion	Common Stock, Series B Convertible Preferred Stock, Series E-1 Convertible Preferred Stock	1,091,388,889 shares of Common Stock, 100 shares of Series B Preferred Stock and 1,152,500 shares of Series E-1 Preferred Stock

Approval of Amended Articles of Incorporation to change the name of the Company from “Madison Technologies, Inc.” to “Blockchain Media Group, Inc.”	Common Stock, Series B Convertible Preferred Stock and Series E-1 Convertible Preferred Stock	1,091,388,889 shares of Common Stock, 100 shares of Series B Preferred Stock and 1,152,500 shares of Series E-1 Preferred Stock

Pursuant to Rule 14c-2 under the Exchange Act, the proposal will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about [  ], 2022.

BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK

The following table sets forth, as of the Record Date (except as stated otherwise), information regarding beneficial ownership of our capital stock by:

●	each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of any class of our voting securities;

●	each of our current directors and nominees;

●	each of our current named executive officers; and

●	all current directors and named executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security and includes any securities that person or group has the right to acquire within 60 days after the measurement date. This table is based on information supplied by officers, directors and principal stockholders. Except as otherwise indicated, we believe that each of the beneficial owners of the Common Stock listed below, based on the information such beneficial owner has given to us, has sole investment and voting power with respect to such beneficial owner’s shares, except where community property laws may apply.

Under the terms of certain of our outstanding convertible notes, preferred stock and warrants, holders may not convert the notes and/or preferred stock and/or exercise the warrants to the extent such exercise would cause such holder, together with its affiliates, to beneficially own a number of shares of Common Stock which would exceed 9.99%,of our then outstanding Common Stock following such exercise, excluding for purposes of such determination Common Stock issuable upon conversion of the notes and/or preferred stock and/or exercise of the warrants which have not been converted and/or exercised.

Name and Address of Beneficial Owner	Common Stock Beneficial Ownership	Percent of Class(1)	Series B Convertible Preferred Stock Beneficial Ownership	Percent of Class(2)	Series E-1 Convertible Preferred Stock Beneficial Ownership	Percent of Class(3)
Named Executive Officers and Directors:
Philip A. Falcone(4)	1,795,111,112	72.21%	100	100%	922,000	80%
Warren Zenna	-	-	-	-	-	-
Jeffrey Canouse	6,177,000	*	-	-	-	-
Henry Turner	-	-	-	-	-	-
All executive officers and directors as a group (four persons)	1,801,288,112	75.56	-	-	-	-

Other 5% Stockholders:
FFO 1 Trust(5)	897,555,556	44.32	100	100%	461,000	40%
FFO 2 Trust(6)	897,555,556	44.32	-	0	461,000	40%
KORR Value, LP(7)	448,277,777	25.01	-	-	230,500	20%
Funds Affiliated with Arena Investors LP(8)	156,242,604	9.9

*Less than one percent

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the address of the beneficial owner is Madison Technologies, Inc., 450 Park Avenue, 30th Floor, New York, NY 10022.

(2)	Series B Convertible Preferred Stock has the right to vote together with the holders of the Common Stock, as a single class, upon all matters submitted to holders of Common Stock for a vote. The shares of Series B Preferred Stock will carry a number of votes equal to 51% (representing majority voting power) of all voting shares of every class, including 51% of all of the issued and outstanding shares of Common Stock on the date of any shareholder vote, such that the holders of Series B Preferred Stock shall always possess the majority of voting rights, and shall always out vote all holders of Common Stock.

(3)	Each share of Series E-1 Convertible Preferred Stock is convertible into 1,000 shares of Common Stock, and is entitled to vote on an as converted basis until conversion.

(4)	Includes (i) 436,555,556 shares of Common Stock, (ii) 100 shares of Series B Preferred Stock held by FFO 1 Trust, and (iii) 461,500 shares of Series E-1 Convertible Preferred Stock held by each of FFO 1 Trust and FFO 2 Trust. Philip A. Falcone, the Chief Executive Officer and a director of the Company, as a trustee of the FFO I Trust, has the sole voting and shared dispositive power over the shares held by the FFO I Trust, and Lisa Falcone, the wife of Mr. Falcone, as the trustee of the FFO 2 Trust, has shared voting and dispositive power over the shares held by the FFO 2 Trust.

(5)	Philip A. Falcone, the Chief Executive Officer and a director of the Company, as trustee of the FFO I Trust, has the sole voting and shared dispositive power over the shares held by the FFO I Trust. The address for the FFO I Trust is c/o Harbinger Capital, 430 Park Avenue, 30th Floor, New York, NY 10022. Mr. Falcone is deemed to also beneficially own the shares held by FFO 2 Trust, of which his wife, Lisa Falcone is the trustee.

(6)	Includes 461,000 shares of Series E-1 preferred stock. Lisa Falcone, the wife of Philip A. Falcone, the Chief Executive Officer and a director of the Company. As the trustee of the FFO II Trust, Lisa Falcone has shared voting and dispositive power over the shares held by the FFO II Trust. The address for each the FFO 2 Trust is c/o Harbinger Capital, 430 Park Avenue, 30th Floor, New York, NY 10022.

(7)	Includes 230,500 shares of Series E-1 preferred stock. Kenneth Orr is the president of KORR Value, LP, and in such capacity, may be deemed to have voting and dispositive power with respect to such shares. KORR Value, LP and Mr. Orr disclaim beneficial ownership of such shares, except to the extent of their pecuniary interest therein.

(8)	Includes (i) 152,178,017 shares of Common Stock held directly, (ii) 825,000,000 shares of Common Stock issuable upon conversion of outstanding convertible notes (iii) 192,073,017 shares of Common Stock issuable upon exercise of the warrants and (iv) 39,895,000 shares of Common Stock issuable upon exercise of the Series H Preferred Stock, without giving effect to the blocker provision described above. The securities are held by Arena Special Opportunities Fund, LP (“Opportunities Fund”), and Arena Special Opportunities Partners I Fund, LP (“Partners Fund”, and together with Opportunities Fund, the “Arena Entities” and each, an “Arena Entity”). Arena Investors, LP is the investment adviser of, and may be deemed to beneficially own securities owned by the Arena Entities (the “Investment Advisor”). Arena Investors GP, LLC is the general partner of, and may be deemed to beneficially own securities owned by the Investment Advisor (the “General Partner”). By virtue of his position as the chief executive officer of the general partner of the entity and the Investment Manager, Daniel Zwirn may be deemed to beneficially own securities owned by this selling shareholder. Each of Mr. Zwirn, the Investment Advisor and the General Partner share voting and disposal power over the shares held by the entities described above. Each of the persons set forth above other than applicable entity holding such shares disclaims beneficial ownership of the shares beneficially owned by such entity and this disclosure shall not be construed as an admission that any such person or entity is the beneficial owner of any such securities. The address for the entities set forth above is 405 Lexington Avenue, 59th Floor, New York, New York 10174.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as set forth below, none of our officers, directors or any of their respective affiliates has any interest in any of the matters to be acted upon, as set forth in this Information Statement.

Philip A. Falcone, the Chief Executive Officer and a director of the Company, as a trustee of the FFO 1 Trust, has the sole voting and shared dispositive power over the shares held by the FFO I Trust, and Lisa Falcone, the wife of Mr. Falcone, as the trustee of the FFO 2 Trust, has shared voting and dispositive power over the shares held by the FFO 2 Trust. The FFO I Trust is the holder of 436,555,556 shares of Common Stock, 100 shares of Series B Preferred Stock and 461,000 shares of Series E-1 Convertible Preferred Stock, and the FFO 2 Trust is the holder of 436,555,556 shares of Common Stock and 461,000 shares of Series E-1 Convertible Preferred Stock.

PROPOSAL NO. 1

APPROVAL OF REVERSE SPLIT TO BE EFFECTED AT
DISCRETION OF BOARD OF DIRECTORS

Our Board and the Majority Stockholders have approved an amendment to the articles of incorporation to effect a Reverse Split (the “Reverse Split”) of our Common Stock by a ratio of not less than 1-for-10 and not more than 1-for-50 at any time prior to the one year anniversary of the date of approval by the Majority Stockholders with respect to the Reverse Split, with the Board having the discretion as to whether or not the Reverse Split is to be effected, and with the exact ratio of any Reverse Split to be set at a whole number within the above range as determined by the Board in its discretion.

The form of the proposed amendment to effect a Reverse Split of our issued and outstanding Common Stock will be substantially as set forth on Exhibit A (subject to any changes required by applicable law) (the “Amendment”). The Reverse Split would permit (but not require) our Board to effect a Reverse Split of our issued and outstanding Common Stock at any time prior to the one year anniversary of the date of approval by the Majority Stockholders with respect to the Reverse Split, by a ratio of not less than 1-for-10 and not more than 1-for-50, with the exact ratio to be set within this range as determined by our Board in its sole discretion. We believe that enabling our Board to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Split in a manner designed to maximize the anticipated benefits for our stockholders.

In determining a ratio, if any, our Board may consider, among other things, factors such as:

● the initial listing requirements of the national securities exchange we plan to apply to (as further discussed below);

● the historical trading price and trading volume of our Common Stock;

● the number of shares of our Common Stock outstanding;

● the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Split on the trading market for our Common Stock;

● the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

● prevailing general market and economic conditions.

Our Board reserves the right to elect to abandon the Reverse Split, including any or all proposed Reverse Split ratios, if it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Split determined by our Board, stockholders with no less than 10 shares and no more than 50 shares of existing Common Stock, may be combined into one share of Common Stock. Any fractional shares will be rounded up to the next whole number. The amendment to effect the Reverse Split, if any, will include only the Reverse Split ratio determined by our Board to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

Reasons to Effect a Reverse Split

Our Common Stock is currently quoted on the Pink Open Market, one of the OTC Markets Group over-the-counter markets, which is not a national securities exchange. In connection with our financing activities, our Board intends to apply for the listing of our Common Stock on the NASDAQ Stock Market (“NASDAQ”) or a similar national stock exchange. One of the key requirements for initial listing on NASDAQ is that our Common Stock must meet certain minimum bid price requirements, which requirements our Common Stock currently does not meet. The Reverse Split is intended, in part, to help the Company meet the minimum bid price requirements for a potential up-listing on NASDAQ.

If our Common Stock is listed on NASDAQ, the liquidity of our Common Stock and coverage of our company by security analysts and media could be increased, which could result in higher prices for our Common Stock than might otherwise prevail while our Common Stock traded on the Pink Open Market, lowered spreads between the bid and asked prices for our Common Stock and lower transaction costs inherent in trading such shares. Additionally, certain investors will only purchase securities that are listed on a national securities exchange. As a result, a listing on NASDAQ may increase our ability to raise funds through the issuance of our Common Stock or other securities convertible into our Common Stock in the future from a larger pool of potential investors.

Although we believe that the Reverse Split would, at least initially, allow us to meet minimum bid price requirements for initial listing on NASDAQ, the effect of the Reverse Split on the price of our Common Stock cannot be predicted with any certainty, and the history of similar Reverse Splits for companies in similar circumstances is varied. As a result, there can be no assurance that:

●	the price of our Common Stock would rise in proportion to the reduction in the number of shares of our Common Stock outstanding following the Reverse Split;

●	even if the Reverse Split is initially successful in raising the price of our Common Stock, we would be successful in maintaining the minimum bid price of our Common Stock above the levels needed to achieve, and maintain, listing on NASDAQ for any extended period of time;

●	even if the price of our Common Stock satisfies the minimum bid price requirements for initial listing on NASDAQ, that we would be able to meet, or continue to meet, the other initial and continued listing standards for NASDAQ;

●	even if we are able to meet all initial standards for NASDAQ that we will be approved for listing; or

●	if we achieve listing of our Common Stock on NASDAQ, that our Common Stock would not be delisted by NASDAQ for failure to meet other continued listing standards in the future.

Moreover, while it is the current intent of our Board to apply for listing of our Common Stock on NASDAQ, there can be no assurance that the Board will not later decide that pursuing such listing is not in the best interests of the Company and its stockholders.

Additionally, even though a Reverse Split, by itself, would not impact the Company’s assets or prospects, the Reverse Split could be followed by a decrease in the aggregate market value of our Common Stock. The price of our Common Stock will also continue be based also on other factors that are unrelated to the number of shares outstanding, including our future performance.

Our Board believes that a higher share price for our Common Stock could also help generate investor interest in the Company. At its currently low price, our Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients, and analysts at many such firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Many investment funds may also be reluctant to invest in lower priced stocks and some potential investors may be prohibited from investing “penny stocks” (as discussed in more detail below). Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Furthermore, various regulations and policies restrict the ability of stockholders to borrow against or “margin” low-priced stock and declines in the stock price below certain levels may trigger unexpected margin calls.

Notwithstanding the foregoing, the liquidity of our Common Stock may be adversely affected by the Reverse Split as a result of fewer shares of Common Stock being outstanding after giving effect to the Reverse Split. However, the Board believes that the anticipated higher bid price will reduce, to some extent, the negative effects on the liquidity and marketability of the Common Stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

Our Common Stock is also currently deemed to be a “penny stock” (as defined in Rule 3a51-1 under the Exchange Act) and subject to the penny stock rules of the Exchange Act specified in rules 15g-1 through 15g-100. Such rules require broker-dealers, before effecting transaction in a penny stock, to meet certain additional disclosure requirements to their customers. The additional burdens imposed upon broker-dealers by such requirements can discourage broker-dealers from making a market, seeking or generating interest in our Common Stock and otherwise effecting transaction in our Common Stock, which can limit the market liquidity of our Common Stock and the ability of investors to trade our Common Stock.

Moreover, The Financial Industry Regulatory Authority (“FINRA”) has adopted rules that require a broker-dealer to have reasonable grounds for believing that the investment is suitable for that customer before recommending an investment to a customer. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low-priced securities will not be suitable for at least some customers. Thus, the FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our Common Stock, which may also limit which the market liquidity of our Common Stock and the ability of investors to trade our Common Stock.

If we are able to increase the price of our Common Stock through implementation of the Reverse Split (and, subsequently, achieve listing of our Common Stock on NASDAQ), our Common Stock may no longer be deemed a penny stock, or be considered speculatively low priced for purposes of FINRA Rules, and the burdens and limitations described above may be lifted.

Potential Effects of the Proposed Reverse Split

General

As of the Record Date, there were 1,599,095,027 shares of our Common Stock outstanding. Depending on the ratio for the Reverse Split determined by our Board, a minimum of 10 and a maximum of 50 shares of existing Common Stock will be combined into one new share of Common Stock. The table below shows, as of the Record Date, the number of outstanding shares of Common Stock that would result from the listed hypothetical Reverse Split ratios (without giving effect to the treatment of fractional shares):

Reverse Split Ratio	Approximate Number of Outstanding Shares of Common Stock following the Reverse Split
1-for-10	159,909,502
1-for-20	79,954,751
1-for-30	53,303,167
1-for-40	39,977,375
1-for-50	31,981,900

The actual number of shares issued after giving effect to the Reverse Split, if implemented, will depend on the Reverse Split ratio that is ultimately determined by our Board and the number of shares outstanding at that time.

The Reverse Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Split will be rounded up to the next whole number. In addition, the Reverse Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

Impact on Shares of Common Stock Available for Future Issuance

Currently, we are authorized to issue up to 6,000,000,000 shares of Common Stock, of which [  ] shares were outstanding as of the date of the mailing of this Information Statement. In connection with the Reverse Split, our Board has determined to keep the total number of authorized shares of Common Stock the same under our Articles of Incorporation after giving effect to the Reverse Split. As a result, we will have the ability to issue a greater percentage of our Common Stock in relation to our outstanding shares after the Reverse Split than we currently have.

The additional shares of Common Stock authorized for issuance would have the same rights and privileges under our Articles of Incorporation as the shares of Common Stock currently authorized for issuance. Holders of the Company’s Common Stock do not have preemptive rights to subscribe for and purchase any new or additional issues of Common Stock or securities convertible into Common Stock.

Our Board believes that the availability of additional authorized shares of Common Stock is in the best interests of the Company and its stockholders and will provide us with additional flexibility, including having shares available for issuance for such corporate purposes as the Board may determine in its discretion, including, without limitation:

●	exercise or conversion of securities convertible into, or exercisable for, shares of Common Stock (including the outstanding Preferred Stock, convertible notes and debentures, warrants, options and other convertible securities);

●	future acquisitions;

●	investment opportunities;

●	stock dividends or other distributions;

●	issuance in connection with compensation arrangements, including pursuant to future equity compensation plans; and

●	future financings and other corporate purposes.

Although the Company is actively discussing financing alternatives which may result in the issuance of additional shares of Common Stock, the Company has no such plans, proposals, or arrangements, written or otherwise, at this time to issue any of the newly available authorized shares of Common Stock (except shares of Common Stock that may be issued upon conversion or exercise of outstanding Preferred Stock, convertible notes and debentures, warrants, options and other convertible securities).

No further stockholder approval is required to issue any additional shares of Common Stock. Any issuance of additional shares of Common Stock could have the effect of diluting any future earnings per share and book value per share of the outstanding shares of our Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

Anti-Takeover Effects

Although not designed or intended for such purposes, the overall effect of keeping the number of our authorized shares of Common Stock the same under our Certificate of Incorporation after giving effect to the Reverse Split could be to enable our Board to render more difficult or discourage an attempt to obtain control of the Company that may be favored by a majority of stockholders and/or that may provide an above market premium to our stockholders, since the additional shares could be issued to purchasers who support our Board and are opposed to a takeover.

Our Board’s determination to keep the number of our authorized shares of Common Stock the same under our Articles of Incorporation after giving effect to the Reverse Split is not prompted by any specific effort or perceived threat of takeover. We are not currently aware of any pending or proposed transaction involving a change of control. Nor is the change in authorized shares of Common Stock a plan by the Board or management to adopt a series of amendments to the Company’s certificate of incorporation or Bylaws to institute an anti-takeover provision. The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Potential Odd Lots

The Reverse Split could result in some stockholders holding less than 100 shares of Common Stock and as a consequence may incur greater costs associated with selling such shares. Brokerage commissions and other costs of transaction in odd lots may be higher, particularly on a per-share basis than the cost of transaction in even multiples of 100 shares.

Accounting Matters

The Reverse Split would not affect the par value of our Common Stock, which will remain $0.001 per share of Common Stock. As a result, upon effectiveness of the Reverse Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced in proportion to the fractions by which the number of shares of Common Stock are reduced, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be retroactively increased for each period because there will be fewer shares of our Common Stock outstanding.

No Going Private Transactions

The Reverse Split is not intended as a “going private transactions” within the meaning of Rule 13e-3 under the Exchange Act.

Effect on Convertible Securities

Upon effectiveness of the Reverse Split, all outstanding securities convertible and/or exercisable into shares of our Common Stock, including any convertible notes, preferred stock and warrants (the “Common Stock Equivalents”) will be adjusted to reflect the Reverse Split. The number of shares of Common Stock that the holders of Common Stock Equivalents may acquire upon the conversion and/or exercise of their Common Stock Equivalents may decrease, and the conversion and/or exercise prices of such Common Stock Equivalents will increase, in proportion to the fractions by which the number of shares of Common Stock underlying such Common Stock Equivalents are reduced as a result of the Reverse Split, resulting in the same aggregate price being required to be paid as would have been paid immediately preceding the Reverse Split.

Registration and Trading of our Common Stock

Our Common Stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to periodic reporting and other requirements of the Exchange Act. The Reverse Split will not affect the registration of our Common Stock under the Exchange Act or our obligation to publicly file financial and other information with the SEC. Our Common Stock will begin trading on a post-split basis after the Effective Time (as defined below). We will announce the Effective Time and timing for post-split trading to commence in a press release at the time of implementation. In connection with the Reverse Split, the Company’s CUSIP number (which is an identifier used by participants in the securities industry to identify our Common Stock) will change to a number that will also be announced in such press release.

Effectiveness of Amendment

The Reverse Split will be effective upon filing of the Amendment with the Secretary of State of the State of Nevada or such other time as specified in such Amendment (the “Effective Time”) without any actions on the part of our stockholders and without regard to the date that any stock certificates representing the stock prior to the Reverse Split are physically surrendered. For the avoidance of doubt, the Amendment will not be filed with the Secretary of State of the State of Nevada on a date that is earlier than 20 days after this Information Statement is first mailed to our stockholders. In addition, any Reverse Split is subject to approval by FINRA.

Exchange of Book-Entry Shares

Upon effectiveness of the Reverse Split, stockholders whose shares are uncertificated and held in “street name” with a broker or other nominee, either as direct or beneficial owners, will have their holdings automatically exchanged by their brokers to give effect to the Reverse Split. In addition, stockholders whose shares are held in book-entry form on the books of our transfer agent, Pacific Stock Transfer, will have their holdings automatically exchanged by Pacific Stock Transfer to give effect to the Reverse Split. Pacific Stock Transfer will issue new statements of holdings following such exchange upon request.

Shares held in Certificate Form

Once we implement the Reverse Split, the share certificates representing the shares of Common Stock will continue to be valid. In the future, new share certificates will be issued reflecting the Reverse Split, but this in no way will affect the validity of your current share certificates. The Reverse Split will occur without any further action on the part of our stockholders. After the Effective Date each share certificate representing the shares prior to the Reverse Split will be deemed to represent the number of shares shown on the certificate, divided by 25. Certificates representing the shares after the Reverse Split will be issued in due course as share certificates representing shares prior to the Reverse Split are tendered for exchange or transfer to our transfer agent. We request that stockholders do not send in any of their stock certificates at this time. As applicable, new share certificates evidencing new shares following the Reverse Split that are issued in exchange for share certificates issued prior to the Reverse Split representing old shares that are restricted shares will contain the same restrictive legend as on the old certificates.

Fractional Shares

Stockholders will not receive fractional post-Reverse Split shares in connection with the Reverse Split. Instead, all shares will be rounded up to the next whole share.

Plans for Newly Available Shares of Common Stock

We presently have no specific plans, nor have we entered into any agreements, arrangements or understandings with respect to the shares of authorized Common Stock that will become available for issuance as a result of the Reverse Split.

Federal Income Tax Consequences of the Reverse Split

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Split to the holders of our Common Stock and/or Preferred Stock and does not describe all of the income tax consequences that may be relevant to U.S. Holders (as defined herein) in light of their particular circumstances, including alternative minimum tax and Medicare contribution tax consequences. This discussion applies only to holders of Common Stock and/or Preferred Stock who hold such Common Stock and/or Preferred Stock as capital assets for U.S. federal income tax purposes.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations each as in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. This discussion is for general information purposes only and the tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. In addition, this discussion does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment, including without limitation, holders who are brokers or dealers in securities, regulated investment companies, real estate investment trusts, traders in securities that use a mark-to-market method of tax accounting, persons other than U.S. Holders, U.S. Holders whose functional currency is not the U.S. dollar, insurance companies, tax-exempt or governmental organizations, banks, financial institutions, U.S. Holders that hold our stock through a non-U.S. entity or non-U.S. account, or through an individual retirement or other tax-deferred account, U.S. holders who hold stock as part of a hedge, straddle, wash sale, conversion or constructive sale, or other integrated transactions, U.S. Holders that use the accrual method of accounting that are required to include certain amounts in income no later than the time such amounts are reflected on certain financial statements, U.S. expatriates (as defined in the Code), S corporations, partnerships or other pass-through entities for U.S. federal income tax purposes or a person that holds our stock through such entities, or U.S. Holders who acquired the Common Stock and/or Preferred Stock pursuant to the exercise of compensatory stock options or otherwise as compensation.

The following discussion also does not address the tax consequences of the Reverse Split under foreign, state or local tax laws, or under any U.S. federal tax laws relating to taxes other than U.S. federal income taxes (such as estate and gift taxes). Accordingly, each stockholder should consult his or her tax advisor to determine the particular tax consequences to him or her of a Reverse Split, including the application and effect of U.S. federal, state, local and/or foreign income tax and other laws.

This disclosure applies to you if you are a U.S. Holder. You are a “U.S. Holder” if, for U.S. federal income tax purposes, you are a beneficial owner of our Common Stock or Preferred Stock that is:

●	a citizen or individual resident of the United States, as defined for U.S. federal income tax purposes;

●	a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state therein or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons has the authority to control all substantial decisions of the trust or (ii) it has a valid election in place under applicable Treasury regulations to be treated as a U.S. person.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our stock, the tax treatment of the partnership and a partner in such partnership generally will depend on the status of the partner and the activities of the partnership. Such partner or partnership should consult its own tax advisor as to its tax consequences of the Reverse Split.

This summary of certain U.S. federal income tax consequences is for general information only and is not tax advice. Each beneficial owner of our Common Stock or Preferred Stock is urged to consult its own tax advisor with respect to the application of U.S. federal income tax laws to its particular situation, as well as any tax consequences arising under the U.S. federal estate or gift tax laws or the Medicare tax on net investment income, or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

Generally, a Reverse Split will not result in the recognition of gain or loss by a U.S. Holder of shares of our Common Stock for U.S. federal income tax purposes. The aggregate adjusted basis of the new shares of Common Stock will be the same as the aggregate adjusted basis of the Common Stock exchanged for such new shares. The holding period of the post-Reverse Split shares of the Common Stock resulting from implementation of the Reverse Split generally will include the stockholder’s respective holding periods for the pre-Reverse Split shares of Common Stock.

The tax discussion set forth above is included for general information only. U.S. Holders should consult with their own tax advisors to determine their particular tax consequences with respect to the Offers, including the applicability and effect of state, local and non-U.S. tax laws.

PROPOSAL NO. 2

AMENDMENT TO CERTIFICATE OF INCORPORATION

CHANGE OF NAME

The Board has unanimously adopted and the Majority Stockholders have approved an amendment to the Articles of Incorporation of the Company (the “Name Change Amendment”) to amend the corporate name of the Company from Madison Technologies, Inc. to Blockchain Media Group, Inc. In connection with the Name Change Amendment, the Company will also request that its trading symbol be changed. Any such request is subject to approval by FINRA.

The Board has deemed the Name Change Amendment advisable and in the best interests of the Company. The purpose of the Name Change Amendment is to more accurately reflect the business lines in which the Company is currently operating and the additional complementary business lines into which the Company may enter in the future. A new corporate name accurately reflecting the business lines being operated and contemplated will decrease confusion in the marketplace and assist management in marketing the Company.

The change in corporate name will not affect the status of the Company or the rights of any stockholders in any respect, or the validity or transferability of stock certificates presently outstanding. The Company’s stockholders will not be required to exchange stock certificates solely to reflect the new name. If a physical certificate represents a stockholder’s shares of Common Stock currently, that certificate will continue to represent such stockholder’s ownership of such shares. It will not be necessary for stockholders to surrender stock certificates bearing the Company’s former corporate name. When physical certificates are presented for transfer in the ordinary course, new certificates bearing the new corporate name will be issued. A copy of the form of anticipated amendment to the Articles of Incorporation is attached hereto as Exhibit B.

The Name Change Amendment will become effective upon the filing of an amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada, which will not occur until at least 20 days after the mailing of this Information Statement.

ADDITIONAL INFORMATION

Householding Matters

If you and one or more stockholders share the same address, it is possible that only one Information Statement was delivered to your address. Any registered stockholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may mail a request to receive separate copies to the Company at 450 Park Avenue, 30th Floor, New York, NY 10022, or call the Company at (212) 339-5888, and the Company will promptly deliver the Information Statement to you upon your request. Stockholders who received multiple copies of this Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

Available Information

Please read all the sections of this Information Statement carefully. The Company is subject to the reporting and informational requirements of the Exchange Act and in accordance therewith, files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Company with the SEC may be inspected without charge at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC’s EDGAR reporting system can also be accessed directly at www.sec.gov.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements as such term is defined by the U.S. Securities and Exchange Commission in its rules, regulations and releases, which represent our expectations or beliefs, including but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of our filings with the Securities and Exchange Commission.

By	Order of the Board of Directors,

/s/ Philip A. Falcone
Philip A. Falcone
Chief Executive Officer , 2022

Exhibit A

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).

2. Indicate the current number of authorized shares and par value, if any, and each class or series before the change.

3. Indicate the number of authorized shares and par value, if any of each class or series after the change.

4. Indicate the change of the affected class or series of issued, if any, shares after the change in exchange for each issued share of the same class or series.

5. Indicate provisions, if any, regarding fractional shares that are affected by the change.

6. NRS required statement.

7. This section is optional. If an effective date and time is indicated the date must not be more than 90 days after the date on which the certificate is filed.

8. Must be signed by an Officer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: Madison Technologies, Inc. Entity or Nevada Business Identification Number (NVID): NV19981253355
2. Current Authorized Shares:	The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: 6,000,000,000 shares of common stock, par value $0.001 per share 50,000,000 shares of preferred stock, par value, $0.001 per share
3. Authorized Shares After Change:	The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: 6,000,000,000 shares of common stock, par value, $0.001 per share 50,000,000 shares of preferred stock, par value, $0.001 per share
4. Issuance:	The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series: At the effective date and time of the reverse stock split, every shares of common stock will be combined into one (1) share.
5. Provisions:	The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby: No fractional shares shall be issued. Any fractional shares that shall result from the reverse stock split shall be rounded up to the next whole share.
6. Provisions:	The required approval of the stockholders has been obtained.
7. Effective date and time: (Optional)	Date: ____ Time: ____ (must not be later than 90 days after the certificate is filed)
8. Signature: (Required)	**X** ______________________ Signature of Officer ____ Title ____ Date

This form must be accompanied by appropriate fees.
If necessary, additional pages may be attached to this form.

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Revised: 1/1/2019

Exhibit B

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: Madison Technologies, Inc. Entity or Nevada Business Identification Number (NVID): NV19981253355
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ____
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ____ Jurisdiction of formation: ____ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ____ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☒ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) First: The name of the Corporation is Blockchain Media Group, Inc. (attach additional page(s) if necessary)
6. Signature: (Required)	X ______________________ Chief Executive Officer Signature of Officer or Authorized Signer Title X ______________________ Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

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